UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 14, 2019

DAILY JOURNAL CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

SOUTH CAROLINA

(State or Other Jurisdiction of Incorporation)

(Commission File Number)	(IRS Employer Identification No.)

0-14665 915 E. First Street Los Angeles, CA 90012-4050	95-4133299 90012
(Address of Principal Executive Offices)	(Zip Code)

(213) 229-5300

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre -commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre -commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07          Submission of Matters to a Vote of Security Holders

On February 14, 2019, Daily Journal Corporation (the Company) held its 2019 Annual Meeting of Shareholders. A total of 1,243,845 shares were represented in person or by valid proxy, and the final results for each proposal voted on at the meeting are set forth below:

Election of Directors. The Company’s shareholders elected five directors to serve until the next annual meeting of shareholders and the election of their successors. The number of votes cast for each of the directors is set forth below. There were 658,578 broker non-votes.

	FOR	WITHHOLD AUTHORITY
Charles T. Munger	552,434	32,833
J.P. Guerin	546,966	38,301
Gerald L. Salzman	520,224	65,043
Peter D. Kaufman	544,611	40,656
Gary L. Wilcox	544,641	40,626

Amendment to the Company’s Bylaws. The Company’s shareholders did not approve the amendment to the Company’s Bylaws to increase the size of the Board of Directors. The vote totals were 583,637 FOR, 1,595 AGAINST, with 35 ABSTENTIONS. However, because there were 658,578 broker non-votes, the proposal did not receive the support of a majority of the shares entitled to vote.

Election of the Sixth Board Member. Because the amendment to the Company’s Bylaws was not approved, the size of the Board of Directors was not increased, and there was no election of a sixth director. If the amendment had been approved, Mary Conlin would have been elected as a director based on vote totals of 583,505 FOR, and 1,762 WITHHOLD AUTHORITY.

The Company intends to call a special meeting of shareholders to approve the same amendment to the Company’s Bylaws. If approved, the Board of Directors then intends to appoint Ms. Conlin as its sixth member.

Ratification of Independent Accountants. The Company’s shareholders ratified the appointment of Squar Milner LLP as the Company’s independent registered public accounting firm for the current fiscal year. The vote totals were 1,243,556 FOR, 247 AGAINST, with 42 ABSTENTIONS.

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Certain statements contained in this document are “forward-looking” statements that involve risks and uncertainties that may cause actual future events or results to differ materially from those described in the forward-looking statements. Words such as “expects,” “intends,” “anticipates,” “should,” “believes,” “will,” “plans,” “estimates,” “may,” variations of such words and similar expressions are intended to identify such forward-looking statements. We disclaim any intention or obligation to revise any forward-looking statements whether as a result of new information, future developments, or otherwise.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Daily Journal Corporation

Date: February 20, 2019	By:	/s/ Gerald L. Salzman
Gerald L. Salzman
Chief Executive Officer
President
Chief Financial Officer
Treasurer